UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 2006



                           Network  Installation  Corporation
             --------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


                Nevada                   000-25499                88-0390360
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



              5625 Arville St., Suite E, Las Vegas, NV              89118
            -------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)

                                 (702)  889-8777
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On March 10, 2006, we entered into Common Stock for Warrant Exchange Agreements with Dutchess Private Equities Fund, LP and Dutchess Advisors, Ltd. Dutchess Private Equities Fund exchanged 1,879,645 shares of common stock for a warrant to purchase 1,879,645 shares of our common stock at a price of $0.01 per share. Dutchess Advisors, Ltd. will exchange 1,000,000 shares of common stock for a warrant to purchase 1,000,000 shares of common stock at a price of $0.01. Each warrant may be exercised on a cash or cashless basis at the sole discretion of the holder anytime after issuance through and including the fifth anniversary of its original issuance.

The foregoing description of the terms and conditions of the Common Stock for Warrant Exchange Agreements are qualified in their entirety by, and made subject to, the more complete information set forth in the Common Stock for Warrant Exchange Agreements filed as exhibit 4.1 and exhibit 4.2, and incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of wireless networks or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER          DESCRIPTION

4.1 Common Stock for Warrant Exchange Agreement between the Company and Dutchess Private Equities Fund, LP, dated March 10, 2006.

4.2 Common Stock for Warrant Exchange Agreement between the Company and Dutchess Advisors, Ltd., dated March 10, 2006.




               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Network  Installation  Corporation
                    -----------------------------------
                                Registrant


Date:  March 20, 2006           By: /s/ Jeffrey  R.  Hultman
                                    ------------------------
                                    Jeffrey  R.  Hultman
                                    President  &  Chief  Executive  Officer